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Thermo Fisher Scientific Completes Acquisition of Solventum’s Purification and Filtration Business

Highly Complementary Technologies Strengthen Thermo Fisher’s Portfolio in Bioprocessing and Adjacent Markets

WALTHAM, Mass., September 2, 2025 – Thermo Fisher Scientific Inc. (NYSE: TMO) (“Thermo Fisher”), the world leader in serving science, today announced the completion of its acquisition of the Purification & Filtration business of Solventum (NYSE: SOLV) for approximately $4.0 billion in cash. With the transaction complete, the business, which is now Thermo Fisher’s Filtration and Separation business, is part of the Life Sciences Solutions segment.

The transaction includes Solventum’s Purification & Filtration business serving Bioprocessing Filtration, Healthcare and Industrial Filtration, and Membranes1. The business strengthens Thermo Fisher’s bioproduction offerings with advanced filtration technologies that improve quality and efficiency across upstream and downstream workflows. In addition, its robust industrial filtration and membrane solutions will expand our reach into industries requiring ultra-pure water, including battery, semiconductor and medical device manufacturing. For the full year 2025, the business is expected to generate approximately $750 million of revenue.

“We are delighted to welcome the Filtration and Separation colleagues to Thermo Fisher,” said Marc N. Casper, chairman, president and chief executive officer of Thermo Fisher. “The addition of innovative filtration technologies is highly complementary and expands our bioprocessing portfolio to better serve the end-to-end needs of our pharma and biotech customers in this rapidly growing market. It also provides opportunities to broaden our reach in adjacent markets with attractive growth.”

The Filtration and Separation business, as part of Thermo Fisher, is expected to generate mid- to high-single digit organic growth and the application of the PPI Business System is expected to enable strong margin expansion and meaningful synergy realization. In the first year of ownership, the transaction is expected to be dilutive to adjusted earnings per share (EPS)2 by $0.06. Thermo Fisher expects to realize strong day one cost synergies when Solventum’s allocated segment costs are replaced by lower run rate costs within Thermo Fisher, offset by one-time business stand-up costs and financing costs. Thermo Fisher expects to realize approximately $125 million of adjusted operating income2 from revenue and cost synergies by year five following the close. The expected long-term business growth, margin expansion opportunity and synergy realization make the financial returns on the transaction very compelling with an anticipated double-digit internal rate of return.

Advisors
For Thermo Fisher, WilmerHale served as principal deal counsel, Axinn and Latham & Watkins as regulatory counsel, Hogan Lovells as ex-US counsel and Wells Fargo as exclusive financial advisor.

1Earlier this year, Solventum and Thermo Fisher Scientific mutually agreed to remove the Drinking Water Filtration business from the transaction and reduce the consideration payable at closing by $100 million. In addition, Solventum agreed to pay Thermo Fisher up to $75 million upon the sale by Solventum of its Drinking Water Filtration business or after an agreed upon 3-year period.

2Adjusted EPS and adjusted operating income are non-GAAP measures that exclude certain items detailed later in this press release under the heading "Use of Non-GAAP Financial Measures."

About Thermo Fisher Scientific

Thermo Fisher Scientific Inc. is the world leader in serving science, with annual revenue over $40 billion. Our Mission is to enable our customers to make the world healthier, cleaner and safer. Whether our customers are accelerating life sciences research, solving complex analytical challenges, increasing productivity in their laboratories, improving patient health through diagnostics or the development and manufacture of life-changing therapies, we are here to support them. Our global team delivers an unrivaled combination of innovative technologies, purchasing convenience and pharmaceutical services through our industry-leading brands, including Thermo Scientific, Applied Biosystems, Invitrogen, Fisher Scientific, Unity Lab Services, Patheon and PPD. For more information, please visit www.thermofisher.com.

Forward-Looking Statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Words such as "believes," "anticipates," "plans," "expects," "seeks," "estimates," and similar expressions are intended to identify forward-looking statements, but other statements that are not historical facts may also be deemed to be forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: any natural disaster, public health crisis or other catastrophic event; the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers' capital spending policies and government funding policies; the effect of economic and political conditions and exchange rate fluctuations on international operations; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to recent or pending acquisitions may not materialize as expected; Solventum’s Purification & Filtration business experiencing disruptions as a result of the acquisition or due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; difficulty retaining key employees; and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher's most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, which are on file with the U.S. Securities and Exchange Commission ("SEC") and available in the "Investors" section of Thermo Fisher's website, ir.thermofisher.com, under the heading "SEC Filings". While Thermo Fisher may elect to update forward-looking statements at some point in the future, Thermo Fisher specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing Thermo Fisher’s views as of any date subsequent to today.

Use of Non-GAAP Financial Measures
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), Thermo Fisher uses certain non-GAAP financial measures, including adjusted EPS,

and adjusted operating income, which exclude certain acquisition-related costs, including charges for the sale of inventories revalued at the date of acquisition and significant transaction costs; restructuring and other costs/income; amortization of acquisition-related intangible assets; certain other gains and losses that are either isolated or cannot be expected to occur again with any regularity or predictability, tax provisions/benefits related to the previous items, benefits from tax credit carryforwards, the impact of significant tax audits or events, equity in earnings of unconsolidated entities and the results of discontinued operations, as applicable. Thermo Fisher excludes the above items because they are outside of the company's normal operations and/or, in certain cases, are difficult to forecast accurately for future periods. We also use organic growth, which is reported revenue growth, excluding the impacts of acquisitions/divestitures and the effects of currency translation. Thermo Fisher reports this measure because its management believes that in order to understand the company’s short-term and long-term financial trends, investors may wish to consider the impact of acquisitions/divestitures and/or foreign currency translation on revenues. Thermo Fisher management uses this measure to forecast and evaluate the operational performance of the company as well as to compare revenues of current periods to prior periods. Thermo Fisher believes that the use of non-GAAP measures helps investors to gain a better understanding of the company's core operating results and future prospects, consistent with how management measures and forecasts the company's performance, especially when comparing such results to previous periods or forecasts. Thermo Fisher does not provide GAAP financial measures on a forward-looking basis because we are unable to predict with reasonable certainty and without unreasonable effort items such as the timing and amount of future restructuring actions and acquisition-related charges as well as gains or losses from sales of real estate and businesses, the early retirement of debt and the outcome of legal proceedings. The timing and amount of these items are uncertain and could be material to Thermo Fisher’s results computed in accordance with GAAP.